UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2012

NT Mining Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-27715	94-3342064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

106 – 1641 Lonsdale Avenue North Vancouver, BC		V7M 2J5
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 604-249-5001

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

NT Mining Corporation is furnishing this Current Report on Form 8-K/A (Amendment No. 1) in order to amend its previously furnished Current Report on Form 8-K, furnished to the Securities and Exchange Commission on September 19, 2012.  This Form 8-K/A (Amendment No. 1) is being furnished to revise the disclosure under Item 4.02, “Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review” to provide additional information as required by Item 4.02 of Form 8-K.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 3, 2012, NT Mining Corporation (the “Company”) filed its Quarterly Report on Form 10-Q and accompanying financial statements and footnotes prior to James Stafford Chartered Accountants (“James Stafford”), the Company’s independent registered public accounting firm, completing their review of the financial statements as required by Rule 10-01(d) of Regulation S-X promulgated under the Securities Act of 1934.  On July 25, 2012, the Board of Directors of the Company was notified by James Stafford of this non-compliance, and accordingly the Board of Directors concluded that the financial statements for the three months ended March 31, 2011 should not be relied upon pending independent review of the financial statements by James Stafford.

On July 25, 2012, the Board of Directors of the Company determined that its previously issued audited financial statements as of and for the year ended December 31, 2010 should not be relied upon due to a misstatement in these financial statements.  The misstatement relates to the disclosure of the Company’s note payable (the “Note Payable”).  The Note Payable was previously disclosed as a loan from an unrelated party.  The Company determined, after consultation with James Stafford, that a restatement is necessary to disclose the Note Payable as a related party transaction.  The misstatement corrected by the restatement is not expected to have a material impact on the Company’s financial results prepared in accordance with the accounting principles generally accepted in the United States.

On September 19, 2012, the Company filed both the amendment to the March 31, 2011 Form 10-Q and the amendment to the December 31, 2010 Form 10-K.

Item 8.01 Other Events.

On September 18, 2012, the Company issued a press release to provide update on its affairs.  For more information, reference is made to the Company’s press release dated September 18, 2012, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release dated September 18, 2012 (1)

(1)

Furnished as an exhibit to the Company’s Current Report on Form 8-K furnished to the SEC on September 19, 2012 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NT MINING CORPORATION

Dated: October 1, 2012	By: /s/ Carman Parente
Carman Parente
Chief Executive Officer & Director